10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Equity Income Fund
Principal Financial Group Inc. *
  10/22/01
Cost:

      $37,000
   $1,665,000

%of Offering Purchase

   0.002%

   0.090%
Broker:
Keefe, Bruyette & Woods, Inc.
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Credit Suisse First Boston, Inc.
Merrill Lynch, Inc.
Salomon Smith Barney Inc.
First Union Securities, Inc.

Fund

Growth and Income Fund
Principal Financial Group Inc. *
  10/22/01
Cost:

     $518,000
     $212,750
     $277,500

%of Offering Purchase

   0.028%
   0.012%
   0.015%

Broker:
Keefe, Bruyette & Woods, Inc.
Credit Suisse First Boston, Inc.
Bear, Stearns & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Credit Suisse First Boston, Inc.
Merrill Lynch, Inc.
Salomon Smith Barney Inc.
First Union Securities, Inc.

Fund

Growth and Income Fund
Anthem Inc. *
  10/29/01
Cost:

      $93,600
     $180,000

%of Offering Purchase

   0.005%
   0.010%

Broker:
Morgan Stanley & Co. Inc.
Merrill Lynch, Inc.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co. Inc.
J.P. Morgan Securities Inc.
First Union Securities, Inc.

Fund

Blue Chip Fund
Anthem Inc. *
  10/29/01
Cost:

   $1,116,000

%of Offering Purchase

   0.060%
Broker:
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co. Inc.
J.P. Morgan Securities Inc.
First Union Securities, Inc.

Fund

Blue Chip Fund
Prudential Financial Inc.
  12/12/01
Cost:

     $192,500
      $41,250

     $687,500
     $275,000
     $159,500
     $159,500
     $162,250

%of Offering Purchase

   0.006%
   0.001%
   0.023%
   0.009%
   0.005%
   0.005%
   0.005%
Broker:
Goldman, Sachs & Co.
Underwriting Synicate Members:
Goldman, Sachs & Co.
Prudential Securities Inc.
Credit Suisse First Boston Corp.
Deutsche Banc Alex Brown Inc.
First Union Securities, Inc.

Fund

Equity Income
FPL Group Inc.
   1/30/02
Cost:

   $1,900,000
   $1,725,000

%of Offering Purchase

   0.380%
   0.345%

Broker:
Lehman Brothers
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Lehman Brothers
Salomon Smith Barney Inc.
Banc of America Secs LLC
First Union Securities, Inc.

Fund

Growth and Income Fund
FPL Group Inc.
   1/30/02
Cost:

     $750,000
     $300,000
     $175,000

%of Offering Purchase

   0.150%
   0.060%
   0.035%

Broker:
Lehman Brothers
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Lehman Brothers
Salomon Smith Barney Inc.
Banc of America Secs LLC
First Union Securities, Inc.